CENTRAL SECURITIES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 10, 2004

      NOTICE is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at The University Club, One West 54th Street, 9th Floor, New York, New York on Wednesday, March 10, 2004 at 11 A.M., for the following purposes:

            1. To elect a board of five directors;

            2. To act upon a proposal to ratify the selection of KPMG LLP as independent auditors for the Corporation for the ensuing year; and

            3. To act upon such other matters as may properly come before the meeting.

      The Board of Directors has fixed the close of business on January 23, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

                                             By order of the Board of Directors

                                                    MARLENE A. KRUMHOLZ
                                                         Secretary

New York, New York
February 5, 2004

      A proxy is enclosed with this Notice and Proxy Statement. Please complete, SIGN and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs.

PROXY STATEMENT
---------------

                                                                February 5, 2004

                         CENTRAL SECURITIES CORPORATION
                                 375 PARK AVENUE
                            NEW YORK, NEW YORK 10152
                             (Tel. No. 212-688-3011)

      This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 5, 2004 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on March 10, 2004, or any adjournment thereof (the "Meeting"). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of proposal (2). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery or mailing of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

      The record date for stockholders entitled to vote at the Meeting is the close of business on January 23, 2004. On that date, the Corporation had outstanding 19,681,077 shares of Common Stock.

      The holders of the Corporation's Common Stock shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

                SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, OF
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
                            AND OF EXECUTIVE OFFICERS

      The following table sets forth information as of December 31, 2003 regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of the Common Stock of the Corporation, of each nominee for election to the Board of Directors of the Corporation, and of all directors and executive officers as a group:

Name of Nominee to
the Board of Directors                            Amount and
or Name and Address                          Nature of Beneficial    Percent
of Beneficial Owner                              Ownership(1)       of Class(2)
----------------------                        -------------------   -----------
Donald G. Calder* .........................        59,910(3)

Jay R. Inglis* ............................         1,628

Christian A. Johnson
  Endeavor Foundation(4) ..................     6,648,240               33.8
1060 Park Avenue
New York, New York 10128

Dudley D. Johnson* ........................        43,138(5)

Wilmot H. Kidd* ...........................     2,300,766(6)(8)         11.7
375 Park Avenue
New York, New York 10152

Mrs. Wilmot H. Kidd .......................     2,300,766(6)(8)         11.7
1060 Park Avenue
New York, New York 10128

C. Carter Walker, Jr.* ....................       470,103(7)(8)          2.4

All directors and officers
  as a group ..............................     2,495,105(8)            12.7

----------
*     Indicates nominee for election to the Board of Directors.

      (1) Except as otherwise indicated, to the Corporation's knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

      (2) As calculated on the basis of 19,692,777 shares of Common Stock outstanding on December 31, 2003, Messrs. Calder, Inglis and Johnson each owned less than 1% of the outstanding Common Stock.

      (3) Includes 7,820 shares of Common Stock owned by Mr. Calder's wife and 8,628 shares of Common Stock owned by the Donald Grant and Ann Martin Calder Foundation (the "Calder Foundation"). Mr. Calder is the President and Treasurer of the Calder Foundation. He disclaims beneficial ownership of all such shares.

      (4) Mrs. W. H. Kidd, whose husband is the President of the Corporation, is President and Trustee of the Christian A. Johnson Endeavor Foundation.

      (5) Includes 18,760 shares of Common Stock held in the Young & Franklin Inc. Retirement Income Trust of which Mr. Johnson is trustee and 1,218 shares of Common Stock held by the Disosway Foundation. Mr. Johnson is the Trustee of the Disosway Foundation. He disclaims beneficial ownership of all such shares.

                                         (Footnotes continued on following page)

(Footnotes continued from previous page)

      (6) An aggregate of 2,300,766 shares of Common Stock were included in the shares beneficially owned by each of Mr. and Mrs. Kidd. The shares set forth for each of Mr. Kidd and Mrs. Kidd include 371,379 shares of Common Stock owned by Mr. Kidd as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mrs. Kidd disclaims beneficial ownership; 870,550 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. Kidd disclaims beneficial ownership; and 1,032,912 shares of Common Stock owned by Mr. and Mrs. Kidd's children or held in trusts for their benefit or for the benefit of other family members as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for each of Mr. and Mrs. Kidd also include 25,925 shares of Common Stock held in trust for the benefit of the children of Mr. C. Carter Walker, Jr. as to which Mr. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership.

      (7) Includes 39,109 shares of Common Stock owned by Mr. Walker's wife as to which Mr. Walker had shared investment power and shared voting power and 380,440 shares of Common Stock held in trust for the benefit of Mrs. Wilmot H. Kidd or her children as to which Mr. Walker had shared investment power and shared voting power. Mr. Walker disclaims beneficial ownership of all such shares.

      (8) An aggregate of 380,440 shares of Common Stock were included in the shares beneficially owned by each of Mr. Kidd, Mrs. Kidd, and Mr. Walker.

      The share ownership of Wilmot H. Kidd, President of the Corporation, is given above. No other executive officer of the Corporation owns, beneficially or otherwise, any shares of stock of the Corporation.

                VALUE OF Beneficial SHARE Ownership by Directors

      The dollar range of the value of equity securities of the Corporation beneficially owned by each director as of December 31, 2003 is as follows:

                                    Dollar Range of
      Independent Directors         Share Ownership
      ---------------------         ---------------
        Donald G. Calder            Over $100,000
        Jay R. Inglis               $10,001 - $50,000
        Dudley D. Johnson           Over $100,000
        C. Carter Walker, Jr.       Over $100,000

      Interested Director
      -------------------
        Wilmot H. Kidd              Over $100,000

                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

      To the Corporation's knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other such reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                VOTING PROCEDURES

      The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as director will not be voted with respect to the nominee or nominees so indicated. The ratification of the selection of independent auditors of the Corporation requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "abstain" with respect to this matter will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

                       PROPOSAL 1. ELECTION OF DIRECTORS

      The Board of Directors recommends the election of five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

      Duly authorized proxies for Common Stock will be voted for the election of Mr. Donald G. Calder, Mr. Jay R. Inglis, Mr. Dudley D. Johnson, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr.

      The following table indicates the age, principal occupations during the last five years and positions (if any) with the Corporation, and the year each nominee was first elected to the Board of Directors:

                                                  Principal Occupations                       Director of
                                                    (last five years)                         Corporation
                                                  and Position (if any)                      Continuously
      Nominee                Age                  with the Corporation                           Since
      -------                ---                  ---------------------                      ------------
Independent Directors:
Donald G. Calder........     66      President, G. L. Ohrstrom & Co., Inc. (private              1982
                                        investment firm); Director of Brown-Forman
                                        Corporation, Carlisle Companies
                                        Incorporated and Roper Industries, Inc.
                                        (manufacturing companies)

Jay R. Inglis...........     69      Executive Vice President, National Marine
                                        Underwriters                                             1973
                                        (insurance management company) since
                                        2001; Executive Vice President, Holt
                                        Corporation (insurance holding company)
                                        prior thereto

Dudley D. Johnson.......     64      President, Young & Franklin Inc. (private                   1984
                                        manufacturing company)

C. Carter Walker, Jr. ..     69      Private Investor                                            1974

Interested Director:
Wilmot H. Kidd..........     62      Investment and research - President,
                                        Central Securities Corporation                           1972

      The Board of Directors held ten regular meetings in 2003. All directors attended at least 75% of the meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors maintains an Audit Committee and during 2003 formed a Nominating Committee. Both the Audit
Committee and the Nominating Committee consist of Messrs. Calder, Inglis, Johnson and Walker, each of whom are independent as defined in Section 121(A) of the American Stock Exchange's listing standards and none of whom are "interested persons" as defined under the Investment Company Act of 1940. The Board of Directors does not have a Compensation Committee.

      The first meeting of the Nominating Committee was held January 28, 2004. This committee is responsible for the review and recommendation of candidates for the Board of Directors. The committee operates subject to a charter which is attached to this proxy statement as Exhibit A. The Nominating Committee will consider director nominee recommendations by stockholders provided the names of such nominees, accompanied by relevant biographical information, are submitted in writing to the Secretary of the Corporation. Any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

      In making its recommendations, the Nominating Committee identifies candidates who meet the current needs of the Board. The Nominating Committee does not have any specific minimum qualifications that must be met by a nominee. The Nominating Committee considers, among other things, an individual's judgment, background and experience including business experience, industry experience, and financial background. The Nominating Committee also considers whether the individual meets the independence requirements of the American Stock Exchange and whether the individual would be considered an "interested director" under the Investment Company Act of 1940. With respect to nomination of continuing directors, the individual's past service to the Board is also considered. In addition, the Nominating Committee is guided by the following criteria: each Director should have integrity and the ability to work constructively with others; each Director should have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a Director; and each director should be free of any conflict which would interfere with the proper performance of the responsibilities of a Director. There are no differences in the manner in which the Nominating Committee evaluates nominees for directors based on whether the nominee is recommended by a stockholder.

      The Audit Committee operates pursuant to a charter which is attached to this proxy statement as Exhibit B. The Audit Committee assists the Board of Directors by overseeing the accounting and financial reporting process of the Corporation and the audits of its financial statements. The Audit Committee met four times during 2003.

      Stockholders may send written communications to any member of the Board of Directors c/o Corporate Secretary, Central Securities Corporation, 375 Park Avenue, New York, New York, 10152. All communications will be compiled by the Corporate Secretary and submitted to the director.

      Each of the Corporation's directors is encouraged to attend the annual meeting of stockholders in person. All of the Corporation's directors attended the Corporation's 2003 Annual Meeting.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has reviewed the audited financial statements of the Corporation for the year ended December 31, 2003, and has met with management and KPMG LLP, the Corporation's independent auditors, to discuss the audited financial statements.

      The Audit Committee received from KPMG LLP written disclosures regarding their independence and the letter required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP their independence. In connection with its review, the Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 61.

      Based on its review and discussions with management and KPMG LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report to Stockholders for the year ended December 31, 2003.

Members of the Audit Committee:

Donald G. Calder
Jay R. Inglis
Dudley D. Johnson
C. Carter Walker, Jr.

                      EXECUTIVE OFFICERS OF THE CORPORATION

      The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Mr. Charles N. Edgerton, Vice President and Treasurer, and Ms. Marlene A. Krumholz, Secretary. Information concerning Mr. Kidd is given above under "Election of Directors." Mr. Edgerton, 59, was elected Vice President in 1989 and has been Treasurer since 1985. Ms. Krumholz, 40, joined the Corporation in November 2000 and was elected Secretary effective January 1, 2001. Ms. Krumholz was Senior Manager, PricewaterhouseCoopers LLP (public accounting) prior thereto. Executive officers serve as such until the election of their successors.

                                  COMPENSATION

      The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 2003 for services in all capacities:

                                                                      Pension or
                                                                      Retirement
                                                                      Benefits
                                                                       Accrued
Name of Person,                                     Aggregate        as Part of
   Position                                        Compensation      Expenses(1)
---------------                                    ------------      -----------
Donald G. Calder
  Director ................................         $ 25,000

Jay R. Inglis
  Director ................................           26,000

Dudley D. Johnson
  Director ................................           25,000

C. Carter Walker, Jr.
  Director ................................           26,000

Wilmot H. Kidd
  President and Director(2) ...............          700,000           $30,000

Charles N. Edgerton
  Vice President and Treasurer ............          252,000(3)         30,000

Marlene A. Krumholz
  Secretary ...............................          169,000(3)         25,350

----------
      (1) Represents contributions to the Corporation's Profit Sharing Plan.

      (2) All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.

      (3) Includes compensation of $37,000 and $25,000 accrued in 2003 for Mr. Edgerton and Ms. Krumholz, respectively, deferred until January, 2004.

      Each director who is not an officer is paid an annual retainer of $12,000, a fee of $1,000 for each Board of Directors meeting attended in person, and $500 for participating in a Board of Directors meeting by telephone. Each member of the Audit Committee is paid $1,000 for each Audit Committee meeting attended. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings.

Profit Sharing Plan

      Generally, all salaried employees of the Corporation are eligible to participate in the Profit Sharing Plan. The Plan provides for contributions by the Corporation from its profits of up to 25% of an employee's compensation. The vested contributions credited to an employee's account are payable at normal (age 65), early, or disability retirement, death or other termination of employment and may be paid in various forms, including a lump sum cash payment or a monthly annuity. For the year ended 2003, the Corporation contributed 15% of employee compensation to the Plan, subject to Internal Revenue Code limitations. The officers referred to above are fully vested in all contributions to the Plan.

      Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more regulated investment companies from a selection provided from time to time by the Plan Administrator. Such regulated investment companies include, among others, U.S. Treasury funds; short-term, government and international bond funds; and general and specialized stock funds.

                                   AUDIT FEES

      During the last two fiscal years, the Corporation engaged KPMG LLP for its services as follows:

                                                      2003            2002
                                                    --------        --------
      Audit fees ................................   $33,050(1)      $32,000(1)
      Audit-related fees ........................         0               0
      Tax fees ..................................    13,500(2)       13,000(2)
      All other fees ............................         0               0
                                                    -------         -------
      Total .....................................   $46,550         $45,000
                                                    =======         =======

      ----------
      (1) Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

      (2) Includes fees for services performed with respect to tax compliance and tax planning.

      Pursuant  to  its  charter,   the  Audit   Committee  is  responsible  for
recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation's ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

      All of the audit and tax services provided by KPMG LLP in fiscal year 2003 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

                PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS

      Stockholders are invited to ratify the selection of KPMG LLP as independent auditors of the Corporation for the year 2004. KPMG LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

      At a meeting held January 28, 2004, a majority of the directors who were not "interested persons" (as defined under the Investment Company Act of 1940) selected KPMG LLP to act as auditors for the Corporation during 2004. A representative of KPMG LLP is not expected to be present at the Corporation's Annual Meeting of Stockholders.

      The Board of Directors recommends a vote FOR this selection.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

                           2005 STOCKHOLDER PROPOSALS

      Any stockholder proposals for inclusion in the Corporation's proxy statement for the 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 ("14a-8 proposals") must be received by the Corporation at its office at New York, New York prior to October 7, 2004.

      Pursuant to Rule 14a-4 of the Securities and Exchange Act of 1934, the Corporation has discretionary voting authority with respect to any non-Rule
14a-8 proposals for the 2005 Annual Meeting of Stockholders that are not received by the Corporation prior to December 21, 2004.

                                  MISCELLANEOUS

      The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

      A copy of the Annual Report including financial statements for the year ended December 31, 2003 is enclosed.

      Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

                                                                       EXHIBIT A
                         CENTRAL SECURITIES CORPORATION
                          NOMINATING COMMITTEE CHARTER

Committee Composition

      The Nominating Committee of Central Securities Corporation (the "Corporation") shall be composed of all of the Independent Directors of the Corporation. Other Directors of the Corporation, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

Board Nominations

1. The Committee shall review candidates for and recommend to the Board of Directors nominations for Directors of the Corporation.

2. Persons nominated as Independent Directors may not be "interested persons" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). With respect to such nominees, the Committee shall carefully evaluate their independence from any service providers to the Corporation. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Corporation's senior officers or with Corporation service providers. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

Other Powers and Responsibilities

1. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities. It may consult with counsel to the Corporation concerning the requirements of the 1940 Act applicable to the selection and qualification of independent directors.

3. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

                                                                       EXHIBIT B

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                        OF CENTRAL SECURITIES CORPORATION

AUTHORITY AND PURPOSE

      By resolution adopted December 17, 1973, the Board of Directors of Central Securities Corporation (the "Corporation") created an Audit Committee of the Board of Directors (the "Audit Committee"). The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Corporation and the audits of its financial statements.

      The Corporation's management is responsible for the preparation of the Corporation's financial statements and for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements.

      The Corporation's management and independent auditors have more time, knowledge and detailed information on the Corporation than do the members of the Audit Committee. Therefore, in carrying out its oversight responsibilities, the Audit Committee is not providing any special assurance as to the Corporation's financial statements nor any professional certification as to the independent auditors' work. The members of the Audit Committee shall be entitled to rely upon the integrity of the individuals and organizations within and outside the Corporation from whom it receives information and the accuracy of the information provided to them by such individuals or organizations absent actual knowledge to the contrary. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it deems necessary or appropriate. The Corporation shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors or to any adviser employed by the Audit Committee or for ordinary administrative expenses.

      The   following   affirms   and  sets  forth  in  detail  the   membership
requirements, structure and responsibilities of the Audit Committee.

MEMBERSHIP REQUIREMENTS

1. The Audit Committee shall be elected by the Board of Directors and shall be comprised solely of independent directors, and each member of the Audit Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as an Audit Committee member.

2. The members of the Audit Committee shall meet the independence and experience requirements of the exchange on which the Corporation's stock is listed and rules and regulations of the Securities and Exchange Commission ("SEC"), in each case as in effect from time to time. Members of the Audit Committee may not, other than in their capacity as members of the Audit Committee, the Board of


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      Directors  of the  Corporation,  or any  other  committee  of the Board of
      Directors, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or be an "interested person" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act of 1940).

STRUCTURE

1. The number of directors comprising the Audit Committee shall be no fewer than three, such number to be determined from time to time by the Board of Directors.

2. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote.

3. The Audit Committee shall meet formally at least four times each year or more frequently as circumstances may dictate, and it shall meet privately (without members of management present) with the independent auditors at its discretion to discuss any matters that the Audit Committee or the independent auditors believe should be discussed.

RESPONSIBILITIES

Independent Auditors

      The Audit Committee shall recommend annually the independent auditors to be selected by the Board of Directors subject to ratification by the vote of the stockholders of the Corporation. The Audit Committee shall be directly responsible for compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors as representatives of the stockholders of the Corporation.

      In carrying out these responsibilities, the Audit Committee shall:

1. Pre-approve all audit and permitted non-audit services that the independent auditors provide to the Corporation. This pre-approval shall be based on the consideration of whether the non-audit services provided by the Corporation's auditor are compatible with maintaining the auditor's independence. This pre-approval requirement may be waived with respect to the provision of non-audit services in the limited circumstances defined in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

      The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant the pre-approvals required above. The decision of any member to whom authority is delegated under this paragraph to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting.

2. Receive annually from the independent auditors a formal written statement delineating all relationships between the auditors and the Corporation in accordance with Independence Standards Board Standard 1.

3. Actively engage in a dialogue with the independent auditors regarding any disclosed relationship or services performed by the independent auditors that might impact the objectivity and independence of the auditors and take, or recommend that the full Board of Directors take, appropriate action to oversee and satisfy itself annually of the independence of the independent auditors.


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

4. Receive annually from the independent auditors an engagement letter and review the fees and other compensation to be paid to the independent auditors.

5. Review and discuss with the independent auditors the proposed scope, staffing, reliance upon management and general audit approach of the year-end audit.

6.    Communicate  to  the   independent   auditors  that  they  are  ultimately
      accountable to the Audit Committee and the Board of Directors as the representatives of the stockholders of the Corporation.

Financial Reporting

      It shall be the responsibility of the Audit Committee to assist the Board of Directors by providing oversight on matters pertaining to the accounting, financial reporting, internal control and audit activities of the Corporation.

      In carrying out these responsibilities, the Audit Committee shall:

1. Review and discuss with management and the independent auditors, following the conclusion of the year-end audit, the audited financial statements to be included in the Corporation's annual report to stockholders under
      Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder, including discussion of certain matters required to be communicated to audit committees in accordance with AICPA Statement of Auditing Standards No. 61 ("SAS 61").

2. Review and discuss reports from the independent auditor regarding (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and management of the Corporation.

3. Discuss and consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting in accordance with SAS 61.

4. Discuss with management and the independent auditors significant issues regarding the Corporation's internal controls, including any significant findings prepared by the independent auditors with respect thereto.

5. Inquire into any changes in the Corporation's accounting principles and practices and the effect of any changes in accounting standards that may materially affect the Corporation's financial reporting practices.

6. Advise the Board of Directors whether, based on these reviews and discussions and its assessment of the independent auditors' independence, the Audit Committee recommends that the audited financial statements be included in the Corporation's annual report to stockholders under Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

7.    Establish   procedures  for  (i)  receipt,   retention  and  treatment  of
      complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters ("Accounting Matters") and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.


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Other Duties

      In addition to the foregoing responsibilities, the Audit Committee shall:

1.    Prepare   annually  a  report  to  stockholders  to  be  included  in  the
      Corporation's proxy statement as required by the SEC.

2.    Review  with  the   Corporation's   certifying   officers  on  Form  N-CSR
      disclosure, based on their most recent evaluation:

      a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

3. Determine annually whether any member of the Audit Committee is an "Audit Committee Financial Expert" as defined in Item 3 of Form N-CSR.

4. Review and reassess the adequacy of this Charter at least annually, make recommendations to the Board of Directors, as conditions dictate, to update this Charter, and direct that this Charter be included as an exhibit to the Corporation's proxy statement at least every three years in accordance with SEC regulations.

5. Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate, including causing an investigation to be made into any matter brought to the attention of the Audit Committee within the scope of its duties.


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P R O X Y

                         CENTRAL SECURITIES CORPORATION

             Proxy Solicited on Behalf of the Board of Directors of
                 the Company for Annual Meeting March 10, 2004

The undersigned hereby appoints WILMOT H. KIDD and MARLENE A. KRUMHOLZ, and each of them, as attorneys with power of substitution, to represent the undersigned at the annual meeting of stockholders of Central Securities Corporation to be held at The University Club, One West 54th Street, 9th Floor, New York, New York on March 10, 2004 at 11:00 o'clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

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 PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.
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HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
_____________________________________      _____________________________________
_____________________________________      _____________________________________
_____________________________________      _____________________________________
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|X| Please mark                                                             1224
    votes as in
    this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposal 2.

1.    Election of Directors.

Nominees: (01) Donald G. Calder, (02) Jay R. Inglis, (03) Dudley D. Johnson,
          (04) Wilmot H. Kidd and (05) C. Carter Walker, Jr.

                                  FOR     WITHHELD
                                  |_|       |_|

           |_| _________________________________________________________________
                        For all nominees except as noted above

2.    Approval of KPMG LLP as independent              FOR    AGAINST   ABSTAIN
      auditors for 2004.                               |_|      |_|       |_|

3. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

      Mark box at right if you plan to attend the Annual Meeting.         |_|

      Mark box at right if an address change or comment has been          |_|
      noted on the reverse side of this card.

This proxy must be signed exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Signature: ______________________________________________ Date: ________________

Signature: ______________________________________________ Date: ________________